Equity Method and Other Investments	12 Months Ended
Dec. 31, 2025
Equity Method Investments and Joint Ventures [Abstract]
Equity Method and Other Investments

15. Equity Method and Other Investments

Investment in IsoBio, Inc.

On July 28, 2025, the Company purchased 2,000,000 shares of IsoBio, Inc. (“IsoBio”) Series Seed-1 Preferred Stock at $2.50 per share for a total aggregate purchase price of $5.0 million. IsoBio is a U.S.-based radiotherapeutic development company focused on developing a broad pipeline of mAb-based radioisotope therapeutics targeting both derisked and novel tumor antigens for patients in need of new cancer therapies.

As the owner of the Series Seed-1 Preferred Stock, the Company has the right to designate one board member. An officer and director of the Company was designated to fill that board seat. In addition, another board member of the Company is a board member, executive officer and shareholder of IsoBio.

The investment in IsoBio does not have a readily determinable fair value and is therefore measured at cost, adjusted for observable price changes and impairments, in accordance with ASC 321. As of December 31, 2025, the carrying value of the investment was $5.6 million. This investment is included in “Other investments” on the consolidated balance sheet.

The Company monitors the investment for indicators of impairment and observable price changes on a quarterly basis. If indicators of impairment exist, the Company performs a qualitative assessment to determine whether the investment is impaired and adjusts the carrying value accordingly. During the year ended December 31, 2025, the Company identified an observable price change related to this investment and recorded a change in fair value of investment of $0.6 million. Therefore, the Company has included this investment in the fair value hierarchy disclosure (Note 4).